                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of this 11th day of June, 2002 by and between NexMed, Inc., a Nevada corporation (the "Company"), and the "Purchasers" named in that Purchase Agreement of even date herewith by and between the Company and the Purchasers (the "Purchase Agreement").

         The parties hereby agree as follows:

         1. Certain Definitions

            As used in this Agreement, the following terms shall have the following meanings:

            "Common Stock" shall mean the Company's common stock, par value $0.001 per share.

            "Investor" and "Investors" shall mean the Purchaser(s) identified in the Purchase Agreement and any transferee of the Purchaser(s) who is a permitted assignee of any Notes, Warrants or Registrable Securities.

            "Notes" shall mean the Company's 5% Convertible Notes Due November 2005 issued and sold to the Purchasers pursuant to the Purchase Agreement.

            "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

            "Register," "registered" and "registration" refer to a registration made by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

            "Registrable Securities" shall mean (a) the Underlying Shares and the Warrant Shares (without regard to any limitations on beneficial ownership contained in the Certificate or Warrants) or other securities issued or issuable to each Holder or its permitted transferee or designee (i) upon conversion of the Notes and/or upon exercise of the Warrants, or (ii) upon any distribution with respect to, any exchange for or any replacement of such Notes or Warrants or (iii) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses.

            "Registration Statement" shall mean any registration statement filed under the 1933 Act of the Company that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

            "SEC" means the U.S. Securities and Exchange Commission.

            "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Warrants" mean the warrants to purchase shares of Common Stock issued to the Purchasers pursuant to the Purchase Agreement.

         2. Registration.

            (a) Registration Statements.

                (i) Registrable Securities. Promptly following the closing of the purchase and sale of the Notes and Warrants contemplated by the Purchase Agreement (the "Closing Date") (but no later than thirty (30) days after the Closing Date), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Investor's consent) covering the resale of the Registrable Securities in an amount equal to 130% of the number of shares of Common Stock necessary to permit the conversion in full of the Notes and 100% of the number of shares of Common Stock necessary to permit the exercise in full of the Warrants. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Except for the resale of those shares of Common Stock set forth on Schedule A attached hereto, no securities shall be included in the Registration Statement other than the Registrable Securities without the consent of the Investors holding a majority of the Registrable Securities (on an as-converted, as-exercised basis), which consent shall not be unreasonably withheld. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investor and its counsel prior to its filing or other submission.

                (ii) Additional Registrable Securities. In the event any Registrable Securities are not covered by the Registration Statement referred to in clause (i) above, the Company shall prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of such Registrable Securities, subject to the Investor's consent) covering the resale of such Registrable Securities. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to such Registrable Securities. Except for the resale of those shares of Common Stock set forth on Schedule A attached hereto, no securities shall be included in the Registration Statement other than the Registrable Securities without the consent of the Investors holding a majority of the Registrable Securities (on an as-converted, as-exercised basis), which consent shall not be unreasonably withheld. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investor and its counsel prior to its filing or other submission.

            (b) Expenses. The Company will pay all expenses associated with each registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals.

            (c) Effectiveness.

                (i) The Company shall use its best efforts to have each Registration Statement declared effective as soon as practicable, but in no event later than the earlier of (a) 120 days following the Closing Date (or the date of the occurrence of additional Registrable Securities, as the case may be) and (b) 5 days following the date on which the SEC notifies the Company or its counsel that the Registration Statement is not subject to any further review. In connection therewith, the Company shall respond to all SEC comments on the Registration Statement and file any amendments to the Registration Statement within 15 business days following any date on which the SEC furnishes comments to, asks questions of, or requests further information from, the Company or its counsel with respect to the Registration Statement or any part thereof or any document incorporated by reference therein. After any Registration Statement is declared effective by the SEC, the Company shall cause such Registration Statement to remain effective in accordance with the terms hereof, subject to permitted suspension of such effectiveness only for Allowed Delays (as defined below). On or prior to the date any Registration Statement is declared effective by the SEC, the Company shall cause the Registrable Securities to be specifically listed or included for quotation on the Nasdaq National Market System, the Nasdaq Small Cap Market, the New York Stock Exchange or the American Stock Exchange, and maintain such listing and quotation for the Registrable Securities and the Common Stock in general.

                (ii) For not more than twenty (20) consecutive Trading Days (as defined in the Notes) and for a total of not more than thirty (30) Trading Days in any twelve (12) consecutive month period, the Company may delay the disclosure of material non-public information concerning the Company, by terminating or suspending effectiveness of any registration contemplated by this Section not containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Investor in writing of the existence of (but in no event, without the prior written consent of the Investor, shall the Company disclose to the Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Investor in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. The duration of the Registration Period will be extended by the number of days of any and all Allowed Delays.

            (d) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Investor.

         3. Company Obligations. The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

            (a) use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period (the "Registration Period") that will terminate upon the earlier of the date on which all Registrable Securities, covered by such Registration Statement, as amended from time to time (i) have been sold or (ii) become available for resale without registration or limitation pursuant to Rule 144(k) of the 1933 Act. (For clarification purposes, so long as the Warrants may be exercised by Cashless Exercise (as defined in the Warrants) in the absence of an effective registration statement, the Company may assume that the Investor(s) will utilize such Cashless Exercise except to the extent the 1933 Act or the rules, regulations or SEC interpretations thereunder do not permit tacking of the holding period for the Warrant Shares received upon a Cashless Exercise to the holding period for the Warrants.)

            (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities; provided that, at least three (3) days prior to the filing of a Registration Statement or Prospectus, or any amendments or supplements thereto, the Company will furnish to the Investor copies of all documents proposed to be filed;

            (c) permit counsel designated by the Investor to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) business days prior to their filing with the SEC and not file any document to which such counsel reasonably objects on the basis that such document contains a material misstatement or omission;

            (d) furnish to the Investor and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment, and provided that such items shall be redacted prior to delivering to the Investor and its counsel to the extent necessary to avoid disclosure of material non-public information concerning the Company), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

            (e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

            (f) if required by the underwriter, at the request of the Investor, the Company shall furnish, on the date that Registrable Securities, as applicable, are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and the Investor and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and the Investor;

            (g) make reasonable effort to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

            (h) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Investor and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Investor reasonably requests in writing and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, or to become subject to any tax in any such state or jurisdiction where it is not otherwise subject;

            (i) cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then quoted or listed;

            (j) immediately notify the Investor, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

            (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act (for the purpose of this subsection 3(l), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

         4. Obligations of the Investor.

            (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities, that the Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) business days prior to the first anticipated filing date of any Registration Statement, the Company shall notify the Investor of the information the Company requires from the Investor if the Investor elects to have any of the Registrable Securities included in the Registration Statement. The Investor shall provide such information to the Company at least ten (10) business days prior to the first anticipated filing date of such Registration Statement if the Investor elects to have any of the Registrable Securities included in the Registration Statement.

            (b) The Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement, in which case the Investor shall be deemed to have waived its rights to have Registrable Securities registered under this Agreement, unless the Investor has good cause for such an election.

            (c) In the event the Company determines to engage the services of an underwriter, the Investor agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

            (d) The Investor agrees that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective, the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor's receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the prospectus covering the Registrable Securities, current at the time of receipt of such notice.

            (e) The Investor may not participate in any underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to the terms of this Agreement.

         5. Indemnification.

            (a) Indemnification by Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law the Investor, its officers, directors, stockholders and employees and each person who controls such Investor (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses imposed on such person caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to the Company by such Investor, expressly for use therein, or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and shall reimburse in accordance with subparagraph (c) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus that is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of the Company shall not inure to the benefit of any indemnified party if a copy of such corrected Prospectus or amendment or supplement thereto had been made available to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action was required of such indemnified party by the 1933 Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission. Indemnity under this Section 5(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the permitted transfer of the Registrable Securities.

            (b) Indemnification by Holder. In connection with any registration pursuant to the terms of this Agreement, the Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney's fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and that such information was substantially relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

            (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of all the Registrable Securities sold by such indemnified party which were covered by the relevant Registration Statement or Prospectus contained therein.

         6. Miscellaneous.

            (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Investor.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.

            (c) Assignments and Transfers by Investor. This Agreement and all the rights and obligations of the Investor hereunder may not be assigned or transferred to any transferee or assignee except to a holder of any Notes, Warrants or Registrable Securities which is a permitted assignee pursuant to the assignment provisions of such instruments.

            (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company without the prior written consent of Investor, except that without the prior written consent of the Investor, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets.

            (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

            (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

            (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (k) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


THE COMPANY:                              NEXMED, INC.


                                          By: /s/
                                             -------------------------------
                                          Name:  Y. Joseph Mo, Ph.D.
                                          Title: Chairman, President and CEO



THE INVESTORS:                            THE TAIL WIND FUND LTD.
                                          By:    TAIL WIND ADVISORY AND
                                                 MANAGEMENT LTD., as
                                                 investment manager


                                                 By: /s/
                                                    ---------------------------
                                                 Name:  David Crook
                                                 Title: CEO



                                          SOLOMON STRATEGIC HOLDINGS, INC.


                                          By: /s/
                                             -------------------------------
                                          Name:  Andy P. MacKellar
                                          Title: Director

                                   SCHEDULE A

                OTHER SHARES PERMITTED ON REGISTRATION STATEMENT


SELLING STOCKHOLDER               SHARES OF COMMON STOCK
-------------------               ----------------------

Meyerson & Co., Inc.              100,000 shares issuable upon exercise of
                                  Warrants at $13.00 per share expiring 2/21/04.

Griffin Securities, Inc.          15,000 shares issuable upon exercise of
                                  Warrants at $7.00 per share expiring 7/27/03.

Griffin Securities, Inc.          All shares issuable upon exercise of 3-year
                                  Warrants issued in connection with the
                                  closing of the Purchase Agreement.